UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2020

USA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300 Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 610-989-0340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2020, USA Technologies, Inc. (the “Company”) and Hudson Executive Capital LP (“Hudson Executive”), on behalf of itself, its affiliates and its affiliated funds (such affiliates and affiliated funds, together with Hudson Executive, collectively, the “HEC Group”) entered into a letter agreement (the “Letter Agreement”) pursuant to which Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren (the “New Directors”) were appointed to the Company’s Board of Directors (the “Board”), effective upon execution of the Letter Agreement, and Kelly Ann Kay, Robert L. Metzger, Sunil Sabharwal, William J. Schoch and Ingrid S. Stafford resigned from the Board, effective upon execution of the Letter Agreement. The Company agreed to nominate Donald W. Layden, Jr., Patricia A. Oelrich (the “Incumbent Directors”) and the New Directors (collectively, the “Continuing Directors”) for election at the next annual meeting of shareholders (the “Annual Meeting”), distribute a revised proxy statement reflecting the nomination of the Continuing Directors and use its reasonable best efforts to cause the election of the Continuing Directors. The Company also agreed to adopt a resolution approving the amendment to that certain Employment Agreement, dated as of February 28, 2020, between the Company and Mr. Layden, as further described in Item 5.02(e).

Pursuant to the Letter Agreement, each member of the HEC Group will cause its shares to be voted in favor of the election of the Continuing Directors. The HEC Group and the Company will file all documents necessary to effect the dismissal with prejudice of the action captioned HEC Master Fund LP v. USA Technologies, Inc., et al., case number 2019-11640-MJ, and the HEC Group withdraws its shareholder demand for board action, dated as of February 12, 2020.

This summary description of the Letter Agreement is qualified in its entirety by the Letter Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Pursuant to the Letter Agreement, on April 26, 2020, each of Kelly Ann Kay, Robert L. Metzger, Sunil Sabharwal, William J. Schoch and Ingrid S. Stafford resigned from their position as a director of the Company, effective upon execution of the Letter Agreement. There are no disagreements between each of Ms. Kay, Mr. Metzger, Mr. Sabharwal, Mr. Schoch and Ms. Stafford and the Company relating to matters concerning the Company’s operations, policies or practices.

(d) Pursuant to the Letter Agreement, on April 26, 2020, each of Lisa P. Baird, Douglas G. Bergeron, Douglas L. Braunstein, Jacob Lamm, Michael K. Passilla, Ellen Richey, Anne M. Smalling and Shannon S. Warren were appointed as directors of the Company, effective upon execution of the Letter Agreement.

Mr. Bergeron will serve as Chair of the Board.

Ms. Baird will serve as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Bergeron will chair the CEO Search Committee, a newly formed committee to review and approve matters related to searching for a new CEO of the Company, and will serve as a member of the Finance Committee, a newly formed committee to review and approve matters related to financing activities of the Company. Mr. Braunstein will serve as a member of the CEO Search Committee, the Compensation Committee and the Finance Committee. Mr. Lamm will serve as a member of the Nominating and Corporate Governance Committee and will chair the Finance Committee. Mr. Passilla will serve as a member of the CEO Search Committee and will chair the Compensation Committee. Ms. Richey will serve as a member of the Audit Committee, the Compliance Committee and the Finance Committee. Ms. Smalling will serve as a member of the Audit Committee and will chair the Nominating and Corporate Governance Committee. Ms. Warren will serve as a member of the CEO Search Committee and will chair the Audit Committee.

As of the date hereof, there are no transactions between the New Directors and the Company that would be reportable under Item 404(a) of Regulation S-K.

(e) On April 26, 2020, the Company and Mr. Layden entered into the First Amendment to Employment Agreement (the “Amendment”) to that certain Employment Agreement, dated as of February 28, 2020, between the Company and Mr. Layden. The Amendment provides that Mr. Layden is no longer required to resign as a member of the Board (or any committee thereof) in the event of the termination of Mr. Layden’s employment with the Company for any reason.

This summary description of the Amendment is qualified in its entirety by the Amendment, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 27, 2020, the Company issued a press release announcing the execution of the Agreement described in Item 1.01 and a press release announcing the appointment of Mr. Bergeron as Chair of the Board. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are furnished herewith.

The press releases furnished pursuant to Item 7.01 of this Form 8-K (Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. Furthermore, the press releases shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Letter Agreement, dated April 26, 2020, by and between USA Technologies, Inc. and Hudson Executive Capital LP.

10.2	First Amendment to Employment Agreement, dated April 26, 2020, by and between USA Technologies, Inc. and Donald W. Layden, Jr.

99.1	Press release, dated April 27, 2020.

99.2	Press release, dated April 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By:	/s/ Donald W. Layden, Jr.
Donald W. Layden, Jr.,
President and Chief Executive Officer

Dated: April 27, 2020